UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/03/2010

DESTINATION MATERNITY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21196

Delaware	13-3045573
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

456 North 5th Street
Philadelphia, PA 19123
(Address of principal executive offices, including zip code)

(215) 873-2200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 2, 2010, Emilia Fabricant resigned her employment with Destination Maternity Corporation (the "Company"), effective at the close of business on August 3, 2010. Ms. Fabricant had joined the Company as President effective May 24, 2010.

On August 2, 2010, the Board of Directors of the Company appointed Edward M. Krell, the current Chief Executive Officer of the Company, to the additional office of President to succeed Ms. Fabricant, effective at the close of business on August 3, 2010.

The Company issued a press release announcing the resignation of Ms. Fabricant and the appointment of Mr. Krell, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No. 99.1   Press Release dated August 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION MATERNITY CORPORATION

Date: August 03, 2010	By:	/s/ Judd P. Tirnauer
Judd P. Tirnauer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release of the Company dated August 3, 2010.